                                                                   EXHIBIT 10.31

         [Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.]


                       PROMOTION & DISTRIBUTION AGREEMENT


This Promotion & Distribution Agreement (the "Agreement") is entered into and effective as of September ___, 1996 (the "Effective Date") by and between MICROSOFT CORPORATION, a Washington corporation located at One Microsoft Way, Redmond, WA 98052 ("Microsoft") and PRODIGY SERVICES CORPORATION, a Delaware corporation located at 445 Hamilton Avenue, White Plains, NY 10601 ("Prodigy").


                                    RECITALS

Microsoft is the owner and/or authorized licensor of the Windows 95 operating system, as well as of certain Internet-related technology, including "browsing" software known as the "Internet Explorer" for Windows 95, Windows NT, Windows 3.xx and Apple Macintosh operating systems.

Prodigy is the owner of Prodigy Internet Service, a World Wide Web ("WWW") based on-line service, which provides WWW and Internet online access for its subscribers (the "Service").

Microsoft and Prodigy wish to promote access to the Service by including, integrated into the user interface and as part of Microsoft's distribution of Windows 95, a software client icon representing the Service.

Prodigy wishes to market, promote and distribute Internet Explorer as its primary and preferred browser platform for Service.

The parties hereby agree as follows:



                                    AGREEMENT

1.   DEFINITIONS


1.1 "Apple Macintosh" means Apple's Macintosh operating system version 7.1, or later.

1.2 "Changes" means modifications, extensions, translations or other Derivative Technology of source code created through Modification of software.

1.3 "Client Software" means the operating system platform-specific client access software used by a subscriber to an Online Service to access such service.

1.4 "Confidential Information" means: (i) any trade secrets relating to either party's product plans, designs, costs, prices and names, finances, marketing plans, business opportunities, personnel, research development or know-how; and (ii) the specific terms and conditions of this Agreement. "Confidential Information" shall not include information that: (i) is or becomes generally known or available by publication, commercial use or otherwise through no fault of the receiving party; (ii) is known and has been reduced to tangible form by the receiving party at the time of disclosure and is not subject to restriction; (iii) is independently developed or learned by the receiving party; (iv) is lawfully obtained from a third party that has the right to make such disclosure; or (v) is made generally available by the disclosing party without restriction on disclosure.

1.5 "Desktop Folder" means a folder, shortcut, link or other similar iconic representation entitled "Online Services" and which is accessible to Windows 95 users on the Windows 95 desktop, as more fully described in Exhibit A.

                                                                    Page 1 of 23
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                                             Prodigy/Microsoft Internet Explorer
                                              Promotion & Distribution Agreement



1.6 "Derivative Technology" shall mean: (i) for copyrightable or copyrighted material, any translation (including localization into foreign languages or translation into other computer languages), portation, modification, correction, addition, extension, upgrade, improvement, compilation, abridgment or other form in which an existing work may be recast, transformed or adapted; (ii) for patentable or patented material, any improvement thereon; and (iii) for material which is protected by trade secret, any new material derived from such existing trade secret material, including new material which may be protected by copyright, patent and/or trade secret.

1.7 "End-User" means a third-party customer or potential customer to whom a copy of a product or service is licensed, sublicensed or otherwise distributed or transmitted primarily for such customer's or potential customer's use and not for further sublicense or distribution.

1.8 "Error(s)" means defect(s) in software which prevent it from performing in accordance with the specifications and/or a Severity Level 1, 2 or 3 error, as such errors are defined in Exhibit D.

1.9 "Internet Access Service" means a service which primarily provides electronic access to "open" services such as the Internet and the WWW.

1.10 "Internet Explorer" means current and future versions of (i) Microsoft's Internet Explorer browser software for each of the Platforms, as released by Microsoft during the Term and (ii) the Microsoft software clients known as NetMeeting, Comic Chat, Mail and NewsGroups, all as fully described in Exhibit B.

1.11 "Online Service" means an electronic information service: providing access for computer users to "proprietary" content, services, entertainment and/or other information; providing access to "open" services such as the Internet, the WWW; and/or providing a combination of the foregoing, including organization-specific LANs, WANs and Intranets.

1.12 "Modify" means to, edit, format, modify, translate and otherwise create Derivative Technology of software.

1.13 "Platforms" means Windows 95, Windows NT, Windows 3.xx and Apple Macintosh.

1.14 "Prodigy Sites" means WWW sites developed, managed or controlled by Prodigy associated with Service.

1.15 "Program Folder" means a folder, shortcut, link or other similar iconic representation entitled "Online Services" and which is accessible to Windows 95 users from the "Start/Programs" option on the Windows 95 "Start" menu, as more fully described in Exhibit A.

1.16 "Service Client Icon" means an icon or menu item, as appropriate, for installation of and/or access to the Service Client Software, the visual aspects of which are described in Exhibit A.

1.17 "Service Client Software" means the Client Software for the Service on the Windows 95 Platform, including setup and installation features, modified to include the Internet Explorer.

1.18 "Service" means Prodigy's current On-line Service, named "Prodigy Internet Service," and including any successor versions of the foregoing during the Term.

1.19 "Term" means the term of the Agreement, the period commencing upon the Effective Date and continuing until one year after the date that Microsoft first distributes the Service Client Icon included in the Desktop Folder.


                            Confidential & Proprietary           Page 2 of 23
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                                             Prodigy/Microsoft Internet Explorer
                                              Promotion & Distribution Agreement


1.20 "Third Party Browser" means software, for any Platform, designed to view, render, browse or otherwise interact with the Internet, the WWW and/or other public networks now existing or hereafter created.

1.21 "Windows 3.xx" means Microsoft's 16-bit operating system version 3.1 or later, including Windows for Workgroups.

1.22 " Windows 95" means the English language version of Microsoft's Windows 95 operating system, including upgrades and direct successor versions thereof released by Microsoft during the Term, but not including any version of Windows NT. "Windows 95" can include both a retail upgrade version which is upgrade of current operating system technology, as well as an original equipment manufacturer ("OEM") version which constitutes a full operating system installation, inclusive of upgrade/replacement code.

1.23 "Windows NT" means Microsoft's 32-bit operating system.


2.   LICENSE GRANTS


2.1  License Grant - Service Client Software. During the Term, Prodigy hereby
     ---------------------------------------
     grants to Microsoft a nonexclusive, royalty-free, fully paid up, worldwide right and license:

     (a) Object Code. To use, reproduce, license, rent, lease, display, perform or otherwise distribute, and have reproduced, licensed, rented, leased, displayed, performed or otherwise distributed, to and by third parties, object code versions of the Service Client Software solely as part of or for distribution in conjunction with Windows 95; and to grant the foregoing rights in the Service Client Software to third parties, including the right to license such rights to further third parties; and

     (b) Source Code. Solely to the extent expressly permitted by Prodigy in writing and subject to the restrictions of this Section 2.1, to use, Modify, reproduce, evaluate and make Changes to the source code of the Service Client Software solely for purposes of assisting Prodigy with the testing and integration of Internet Explorer into the Service Client Software.

     The source code of the Service Client Software shall be disclosed only to those Microsoft employees and independent contractors working on Internet Explorer or Windows 95 development and having a need to access such source code for the purposes set forth in Section 2.1(b). In no event shall Microsoft permit access to such source code by employees or independent contractors working on the Microsoft Network or by any other employees or independent contractors at Microsoft. Microsoft will ensure that employees and independent contractors permitted access to the Service Client Software source code are under written agreement imposing obligations of confidentiality with respect to such source code consistent with the terms and conditions of this Agreement. Access to the Service Client Software source code shall only be at secure Microsoft facilities where Microsoft takes steps to protect the security and the confidentiality of such source code as extensive as it takes to protect its own Confidential Information of like importance.

2.2  Internet Explorer. Microsoft hereby grants to Prodigy a royalty-free,
     -----------------
     non-exclusive, limited worldwide right and license to (i) use, reproduce, license, sublicense, display, perform or otherwise distribute (including electronic distribution via download from the Service or Prodigy Sites), and have used, reproduced, licensed, sublicensed, displayed, performed or otherwise distributed, to and by third parties object code versions of Internet Explorer solely as part of the Service Client Software or for distribution in conjunction with the Service, and (ii) to grant the foregoing rights to third parties, including the right to license such rights to further third parties.

                                  Confidential & Proprietary        Page 3 of 23

                                             Prodigy/Microsoft Internet Explorer
                                              Promotion & Distribution Agreement



 2.3  Ownership. Except as expressly licensed to Microsoft in Section 2.1,
      ---------
      Prodigy retains all right, title and interest in and to the Service Client Software and any Changes to the Service Client Software created by or for Microsoft. Except as expressly licensed to Prodigy in Section 2.2, Microsoft retains all right, title and interest in and to Internet Explorer.

 2.4  No Other Rights. Except as expressly granted in this Agreement, Microsoft
      ---------------
      shall have no other rights in the Service Client Software. Except as expressly granted in this Agreement, Prodigy shall have no other rights in Internet Explorer. Under no circumstances will anything in this Agreement be construed as granting to either party, by implication, estoppel or otherwise, a license to any technology other than that expressly licensed under this Agreement.


 3.   PROMOTION OF INTERNET EXPLORER

 3.1  Promotion. During the Term and subject to the exceptions set forth in
      ---------
      Section 3.3, Prodigy shall, with respect to Third Party Browsers, use, distribute and promote Internet Explorer as its default and primary browser technology for the Service.

 3.2  Further Obligations.
      -------------------

      (a) Download. At Microsoft's option, Prodigy shall provide locations on the Service and other Prodigy Sites for End Users and Customers to download (either directly or indirectly via URL link) Internet Explorer for all Platforms.

      (b) Promotion On Prodigy Sites. Prodigy shall design its Prodigy Sites as premier Internet Explorer sites, including, but not limited to, taking advantage of Microsoft's ActiveX technology and using new extensions and improvements available in Internet Explorer on sixty percent (60%) or more of such sites. Prodigy will choose up to fifteen (15) separate features from a list (which is provided by Microsoft and which affords Prodigy reasonable choice) and shall implement and incorporate such features on the Prodigy Sites, such features to be placed within the Prodigy Sites at Prodigy's discretion.

      (c) Internet Explorer Logo. Prodigy shall execute a "Designed For Internet Explorer Logo" license and prominently feature the Internet Explorer logo on the home page of the Service.

 3.3  Exceptions.
      ----------

      (a) End User Choice. Prodigy is not in any way obligated to prevent the access to, use or downloading of Third Party Browsers on third party services and Internet sites, even if accessible through use of Service. Prodigy may provide links to use and to download Third Party Browsers on or for use with the Service solely at a single Service location or Prodigy Site, provided that such locations shall be substantially minimized (for example, in a list box) and shall not be presented in a manner which would be contradictory to the spirit of
           Section 3.1.

      (b) Customer Choice. Where expressly required by a third party provider, distributor or corporate/organizational account ("Customer") to distribute a Third Party Browser to such Customer, Prodigy may distribute Third Party Browsers (bundled or not) to and by the Customer with the Service; provided, however, that Prodigy shall use all reasonable efforts to minimize the association of "Prodigy" or any Service brand name in connection with such Third Party Browser(s). The parties will use all reasonable efforts to jointly promote Internet Explorer to any such Customer, including joint meetings of the parties and such Customer.

 3.4  Overall Limitation.  Notwithstanding any exception under Section 3.3,
      ------------------
      for any Semi-Annual Period, the total Shipment Percentage shall not exceed fifteen percent (15%). "Semi-Annual Period" means

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                                          Prodigy/Microsoft Internet Explorer
                                           Promotion & Distribution Agreement



      each six (6) month period ending June 30 or December 31, during the Agreement Term. The initial Semi-Annual Period shall commence upon January 1, 1997. "Shipment Percentage" means a fraction with (i) a numerator equaling the total number of Third Party Browsers shipped by Prodigy under Section 3.3(b), and (ii) the denominator equaling the total number of copies of Service Client Software distributed by or for Prodigy for the Service.


 4.   DISTRIBUTION OF SERVICE CLIENT SOFTWARE


 4.1  Distribution Obligation. During the Term, Microsoft shall include the
      -----------------------
      Service Client Software as part of each retail package and OEM version of Windows 95, including placement of the Desktop and Folder Icons as described in Section 4.3, expressly subject to all of the following conditions:

      (a) Latest Version of Internet Explorer. Beginning with version 3.0, for each new version of Internet Explorer released by Microsoft during the Term as part of a Windows 95 release, Prodigy must integrate and incorporate such latest version into the Service Client Software, provided that Microsoft has supplied such latest version to Prodigy pursuant to this Agreement.

      (b) Pre- and Final Release Code. Microsoft and Prodigy will use all reasonable efforts to provide to the other alpha and quality beta versions of Internet Explorer and Service Client Software, respectively. Such releases will, where possible, be provided within ninety (90) days of an expected release to manufacture ("RTM") of the recipient's incorporating code. Such ninety (90) day period is not an absolute but a guideline, and the parties will use all reasonable efforts to accommodate and work with the other on their respective deliveries of code, including frequent and timely code drops in the latter stages of development before RTM.

      (c) International Distribution. To the extent Microsoft distributes Windows 95 in countries where Prodigy does not offer the Service, Prodigy must develop a customer referral or notice plan for users that access the Service Client Software in such countries, and such plan must be approved by Microsoft.

      (d) Support of Service Client Software. Prodigy understands that each new version of Windows 95 requires extensive testing of the entire base of code shipped with the product. Consequently, new versions of the Service Client Software to be distributed with corresponding new versions of Windows 95 must be delivered and supported by Prodigy in a timely manner, including: (i) regular alpha and beta code drops shall be given to Microsoft periodically during development with Errors corrected in accordance with the severity schedule and procedures set forth in Exhibit D; (ii) final code shall be delivered by Prodigy to Microsoft as described in Section 4.1(b); and (iii) following RTM, Prodigy must correct any Errors in accordance with the severity schedule in Exhibit D and deliver such corrections to Microsoft. Prodigy shall use reasonable best efforts to ensure that the Service Client Software meets Microsoft's performance, quality and size criteria for applications and components shipped with Windows 95. In no event shall Microsoft be obligated to include Service Client Software as part of Windows 95 if the Service Client Software has any Severity 1 or 2 level Error.

      (e) Support. Prodigy shall handle all Service Client Software support issues including, but not limited to, telephone and e-mail support for existing and prospective End Users and Customers.

      (f) Client Size. The Service Client Software shall not exceed one (1) megabyte of space, whether on floppy, hard disk or CD-ROM.

      (f) Setup and Installation Specifications. The Service Client Software must meet the setup and installation specifications set forth in Exhibit C.



                          Confidential & Proprietary               Page 5 of 23
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                                            Prodigy/Microsoft Internet Explorer
                                             Promotion & Distribution Agreement




 4.2  Localized Versions. Microsoft shall have no obligations under this
      ------------------
      Section 4 with respect to non-English language versions of Windows 95. Microsoft shall negotiate with Prodigy in good faith regarding inclusion of the Service Client Software in non-English language versions of Windows 95.

 4.3  Folders.
      -------

      (a) Program Folder. For each version of Windows 95 distributed with the Service Client Software as set forth in this Section 4, Microsoft shall include the Service Client Icon in the Program Folder. The Service Client Icon will be clearly visible whenever the Program Folder menu item is opened to its default setting.

      (b) Desktop Folder. For each version of Windows 95 distributed with the Service Client Software as set forth in this Section 4, Microsoft shall include the Prodigy Client Icon in the Desktop Folder. The Prodigy Client Icon will be clearly visible whenever the Desktop Folder is opened to its default setting. Prodigy understands and acknowledges that, separate from the Desktop Folder: (i) Microsoft may have an icon on the Windows 95 desktop that represents a general Internet sign-up application or wizard; and (ii) Microsoft may continue to place the icon for the Microsoft Network ("MSN") on the Windows 95 desktop or otherwise in Microsoft's sole discretion.

 4.4  Setup & Placement.  Upon setup or installation of Windows 95 with which a
      -----------------
      copy of Service Client Software is distributed:

      (a) OEM Version. For the OEM version of Windows 95, the default installation will place the Desktop Folder containing the Prodigy Client Icon on the Windows 95 desktop and install the Service Client Software; and

      (b) Retail Version. For a retail full package or upgrade version of Windows 95: (i) for the default installation, the Service Client Software and Icon will be installed; (ii) for the portable and compact installation, the Service Client Software will not be installed, but the Service Client Icon and a small program provided by Prodigy for remote installation will be installed in the Desktop and Program Folders and, if the End User clicks on such icons, the Service Client Software can be installed by the End User from the physical media; and (iii) for the custom installation, the Service Client Software will, by default, be checked to be installed and will not be installed where an End User affirmatively chooses not to so install it, in which case the Service Client Icon and accompanying small program will be installed as set forth in part (ii), above.

 4.5  Windows 95 Support. Microsoft shall handle all Windows 95 support issues
      ------------------
      including, but not limited to, telephone and e-mail support for existing and prospective End Users and Customers.

 4.6  EULA. For versions of Internet Explorer distributed by Prodigy, Prodigy
      ----
      may attach Microsoft's End User License Agreement for Internet Explorer to Prodigy's Service member agreement. Prodigy shall obtain Microsoft's permission, which permission shall not be unreasonably withheld or delayed, for any changes to the installation process of Internet Explorer with Prodigy's installation of the Service Client Software distributed directly by Prodigy, such as the "suppression" of Microsoft's End User License Agreement during installation.


 5.   PUBLICITY


Subject to applicable law, the parties will cooperate with each other on press releases and similar communications regarding the non-confidential subject matter of this Agreement, and the content, timing and necessity of all such communications will be agreed upon in writing by both parties.

                      Confidential & Proprietary                  Page 6 of 23

                                            Prodigy/Microsoft Internet Explorer
                                             Promotion & Distribution Agreement

         [Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.]


 6.   THIS SECTION INTENTIONALLY OMITTED.


 7.   COSTS; CO-MARKETING

 7.1  Referral Fees. For each Quarterly Period, Prodigy shall pay to Microsoft
      -------------
      a referral fee, as set forth in this Section 7.1, for each subscriber which signs up for the Service via the Desktop Folder or Program Folder on Windows 95 during the Term.

      (a) Calculation. The referral fee in a particular Quarterly Period shall be calculated as set forth in the chart below.

               Referral fee                       [**]
               ActiveX discount/1/        [**]
               NT/IIS discount/2/         [**]
               FrontPage Extn/3/          [**]

                         ----

               Discounted fee                     [**]

               1. The referral fee shall be reduced by [**] if Prodigy implements "ActiveX" control(s) in the Prodigy's home page for the Service. Prodigy shall notify Microsoft of the ActiveX controls implemented by the Prodigy.

               2.  The referral fee shall be reduced by an additional [**] if:
                   (a) Prodigy uses Microsoft Windows NT and Internet Information Server as the platform for Prodigy's web site that hosts the home page, or (b) Prodigy offers Microsoft Internet Information Server as one of its platforms for Web Hosting services.

               3. The referral fee shall be reduced by an additional [**] if Prodigy uses Microsoft FrontPage server extensions on Prodigy's web hosting service.

           Prodigy shall pay Microsoft the applicable Referral Fee one-time for each "Converted Service Member." For purposes of this Section 7.1, a "Converted Service Member" means a new subscriber to the Service which subscribed using the Desktop Folder or Program Folder on Windows 95 that remains a subscriber with the Service for three (3) consecutive months. Microsoft shall be paid only once for each Converted Service Member under this Section 7.1(a) regardless of the duration of his membership in the Service.

      (b) Payment. Within thirty (30) days following the end of any Quarterly Period, Prodigy shall remit to Microsoft the total referral fees due for the immediately preceding Quarterly Period together with a report showing the calculation for such fees.

      (c) Continuing Referral Fees. Unless this Agreement has been terminated by Prodigy due to a failure by Microsoft to perform or comply with this Agreement, Prodigy shall continue to track and pay referral fees to Microsoft as provided above for subscribers who register for the Service via the Desktop Folder or Program Folder on Windows 95 for a period of one (1) year after the end of the Term.

      (d) Other Referral Fees. Microsoft acknowledges that Prodigy may pay fees similar to the above-mentioned Referral Fees to OEMs. This Agreement shall not be construed as limiting in any way whatsoever Prodigy's right to make such payments, and such payments shall not be construed in any way as abridging Prodigy's obligations under this Agreement. Prodigy will

                         Confidential & Proprietary                Page 7 of 23
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                                             Prodigy/Microsoft Internet Explorer
                                              Promotion & Distribution Agreement



           not owe Microsoft Referral Fees for subscribers to the Service which Prodigy obtains other than through the Desktop Folder or the Program Folder in Windows 95.

 7.2  Cost Reimbursement. In the event that the parties mutually agree to have
      ------------------
      the Service Client Software included in the floppy diskette versions of Windows 95, Prodigy shall reimburse Microsoft for the incremental out-of-pocket expense, associated with the inclusion of the Service Client Software in such version of Windows 95, including but not limited to costs of media, labeling and manufacture and labor costs associated with package insertion. Such costs shall be reimbursed by Prodigy on a quarterly basis, after receipt of Microsoft's invoice for such costs, together with referral fees under Section 7.1.

 7.3  Payment Terms. Any fee or reimbursement due under this Agreement shall be
      -------------
      paid in U.S. dollars.

 7.4  Audit.
      -----

      (a) Records. During the period during which referral fees continue to be payable under this Agreement pursuant to Section 7.1(c), and for one
           (1) year thereafter, Prodigy agrees to keep all usual and proper records and books of account and all usual and proper entries relating to the Shipment Percentage, referral fees, the number of subscribers calculated under this Agreement and other requirements of this Section 7.

      (b) Audit. In order to verify statements issued by Prodigy and Prodigy's compliance with the terms of this Agreement, Microsoft may cause an audit to be made of Prodigy's books and records. Any audit and/or inspection shall be conducted during regular business hours at Prodigy's facilities upon reasonable advance notice. Any audit shall be conducted by an independent certified public accountant of national stature selected by Microsoft (other than on a contingent fee basis), subject to the approval of Prodigy, which approval will not be unreasonably withheld or delayed.

      (c) Access. Prodigy agrees to provide Microsoft designated audit team access to the relevant Prodigy records and facilities.

      (d) Adjustment. Prompt adjustment shall be made to compensate for any errors or omissions disclosed by such audit. Any such audit shall be paid for by Microsoft unless material discrepancies are disclosed. "Material" shall mean the under reporting of three percent (3%) or more of the amount due. If material discrepancies are disclosed, Prodigy agrees to pay Microsoft for the costs associated with the audit in addition to the amount of any discrepancy.

      (e) Frequency. Microsoft may exercise its right to audit under this Agreement no more than once in any twelve-month period.


 8.   MICROSOFT NONEXCLUSIVE


 Nothing in this Agreement will be construed as restricting Microsoft's ability to license, develop, sub-license, manufacture or distribute Internet Explorer or any other technology, for itself or for any third party, or to include third party Client Software with Windows 95 generally, or specifically in the Desktop Folder and/or the Program Folder, or with any other Microsoft product.


 9.   TRADEMARKS

 9.1  Grant by Microsoft. Prodigy is hereby granted a non-exclusive license to
      ------------------
      use the Microsoft trademarks relating to Internet Explorer in the Service Client Software and Service (to the extent relating to the

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                                             Prodigy/Microsoft Internet Explorer
                                              Promotion & Distribution Agreement



      incorporation of Internet Explorer into the Service Client Software and Service) in any advertising, marketing, technical or other materials related to Internet Explorer which are distributed, transmitted or promoted by Prodigy or its distributors in connection with this Agreement. Such use shall be in accordance with Microsoft's then current trademark guidelines to be provided and reasonably updated by Microsoft from time to time. If the trademark guidelines are amended or any Microsoft trademarks are modified or added, Prodigy shall have the right to deplete or have depleted existing and contractually committed for inventories of products and materials which may not be in compliance with the amended guidelines or modified or added Microsoft trademarks and shall have a reasonable transition period to implement compliance. When Prodigy uses a Microsoft trademark, Prodigy shall clearly indicate Microsoft's ownership of the Microsoft trademark. Prodigy agrees not to register any Microsoft trademarks without Microsoft's express prior written consent. Microsoft shall promptly notify Prodigy of any claim of infringement or invalidity of any Microsoft trademarks or any action or inquiry by any trademark office or authority questioning the validity, enforceability or registrability of any such Microsoft trademark in any jurisdiction.

      Notwithstanding the foregoing, any fair use by Prodigy of "Microsoft Internet Explorer" in a truthful context shall not require Microsoft's advance approval unless such use suggests or implies endorsement by Microsoft of Prodigy's or any other parties' products or services.

 9.2  Grant by Prodigy. Microsoft is hereby granted a non-exclusive license to
      ----------------
      use those Prodigy trademarks relating to the Service in Windows 95 (to the extent incorporated into the Prodigy Icon or Service Client Software) and any advertising, marketing, technical or other materials related to the Service which are distributed, transmitted or promoted by Microsoft or its distributors in connection with this Agreement. Such use shall be in accordance with Prodigy's then current trademark guidelines to be provided and reasonably updated by Prodigy from time to time. If the trademark guidelines are amended or any Prodigy trademarks are modified or added, Microsoft and its distributors shall have the right to deplete or have depleted existing and contractually committed for inventories of products and materials which may not be in compliance with the amended guidelines or modified/added Prodigy trademarks and shall have a reasonable transition period in which to implement compliance. Microsoft shall clearly indicate Prodigy's ownership of the Prodigy trademarks. Microsoft agrees not to register any Prodigy trademarks without Prodigy's express prior written consent. Prodigy shall promptly notify Microsoft of any claim of infringement or invalidity of any Prodigy trademarks or any action or inquiry by any trademark office or authority questioning the validity, enforceability or registrability of any such Prodigy trademark in any jurisdiction. Nothing herein shall require Microsoft to use any Prodigy trademark in any manner, except as expressly provided in Section 4.

      Notwithstanding the foregoing, any fair use by Microsoft of Prodigy's trademarks in a truthful context shall not require Prodigy's advance approval unless such use suggests or implies endorsement by Prodigy of Microsoft's or any other parties' products or services.


10.   CONFIDENTIALITY


10.1 Each party shall protect the other's Confidential Information from unauthorized dissemination and use with the same degree of care that such party uses to protect its own like information. Neither party will use the other's Confidential Information for purposes other than those necessary to directly further the purposes of this Agreement. Each party will use its best efforts not to disclose to third parties the other's Confidential Information without the prior written consent of the other party. Except as expressly provided in this Agreement, no ownership or license rights is granted in any Confidential Information.

10.2 The parties' obligations of confidentiality under this Agreement shall not be construed to limit either party's right to independently develop or acquire products without use of the other party's Confidential Information. Further, either party shall be free to use for any purpose the residuals

                         Confidential & Proprietary                Page 9 of 23
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                                            Promotion & Distribution Agreement



       resulting from access to or work with such Confidential Information, provided that such party shall maintain the confidentiality of the Confidential Information as provided herein. The term "residuals" means information in non-tangible form, which may be retained by persons who have had rightful and good faith access to the Confidential Information, including ideas, concepts, know-how or techniques contained therein. Neither party shall have any obligation to limit or restrict the assignment of such persons or to pay royalties for any work resulting from the use of residuals. However, the foregoing shall not be deemed to grant to either party a license under the other party's copyrights or patents.


11.    WARRANTIES


11.1   Prodigy. Prodigy warrants and represents that:
       -------

       (a) It has the full power to enter into this Agreement and make the license rights set forth herein; and

       (b) The Service Client Software, to the best of its knowledge, does not infringe any copyright, patent, trade secret, or other proprietary right held by any third party.

11.2   Microsoft. Microsoft warrants and represents that:
       ---------

       (a) It has the full power to enter into this Agreement and make the license rights set forth herein; and

       (b) The Internet Explorer, to the best of its knowledge, does not infringe any copyright, patent, trade secret, or other proprietary right held by any third party.


12.    DISCLAIMER OF FURTHER WARRANTIES


12.1 EXCEPT AS EXPRESSLY WARRANTED IN SECTION 11.1, THE SERVICE CLIENT SOFTWARE AND ICON, PRODIGY TRADEMARKS LICENSED UNDER SECTION 9.2 AND PRODIGY CONFIDENTIAL INFORMATION ARE PROVIDED TO MICROSOFT "AS IS" WITHOUT FURTHER WARRANTY OF ANY KIND. PRODIGY DISCLAIMS ALL FURTHER WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE AND NONINFRINGEMENT, WITH RESPECT TO THE SERVICE CLIENT SOFTWARE AND ICON, PRODIGY TRADEMARKS LICENSED UNDER SECTION 9.2 AND PRODIGY CONFIDENTIAL INFORMATION.

12.2 EXCEPT AS EXPRESSLY WARRANTED IN SECTION 11.2, INTERNET EXPLORER, THE MICROSOFT CONFIDENTIAL INFORMATION AND MICROSOFT TRADEMARKS LICENSED UNDER SECTION 9.1 ARE PROVIDED TO PRODIGY "AS IS" WITHOUT FURTHER WARRANTY OF ANY KIND. MICROSOFT DISCLAIMS ALL FURTHER WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE AND NONINFRINGEMENT, WITH RESPECT TO INTERNET EXPLORER, THE MICROSOFT CONFIDENTIAL INFORMATION AND MICROSOFT TRADEMARKS LICENSED UNDER SECTION 9.1.





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13.   INDEMNITY


13.1  Indemnity by Prodigy.

      (a) Prodigy shall, at its expense and Microsoft's request, defend any claim or action brought against Microsoft, and Microsoft's subsidiaries, affiliates, directors, officers, employees, agents and independent contractors, to the extent it is based upon a claim that the Service Client Software, Service Client Icon, and/or Prodigy trademarks licensed under Section 9.2 infringe or violate any patent, copyright, trademark, trade secret or other proprietary right of a third party ("Prodigy Claims"), and Prodigy will indemnify and hold Microsoft harmless from and against any costs, damages and fees reasonably incurred by Microsoft, including but not limited to fees of attorneys and other professionals, that are attributable to such Prodigy Claims. Microsoft shall: (i) provide Prodigy reasonably prompt notice in writing of any such Prodigy Claims and permit Prodigy, through counsel mutually acceptable to Microsoft and Prodigy, to answer and defend such Prodigy Claims; and (ii) provide Prodigy information, assistance and authority, at Prodigy's expense, to help Prodigy to defend such Prodigy Claims. Prodigy will not be responsible for any settlement made by Microsoft without Prodigy's written permission, which permission will not be unreasonably withheld.

      (b) Prodigy may not settle any Prodigy Claim under this Section 13.1 on Microsoft's behalf without first obtaining Microsoft's written permission, which permission will not be unreasonably withheld. In the event Microsoft and Prodigy agree to settle a Prodigy Claim, Prodigy agrees not to publicize the settlement without first obtaining Microsoft's written permission, which permission will not be unreasonably withheld.

      (c) Prodigy's obligations under this Section 13.1 shall be Microsoft's exclusive remedy for any breach of the warranty made by Prodigy under Section 11.1(b).

13.2  Indemnity by Microsoft.

      (a) Microsoft shall, at its expense and Prodigy's request, defend any claim or action brought against Prodigy, and Prodigy's subsidiaries, affiliates, directors, officers, employees, agents and independent contractors, to the extent it is based upon a claim that Internet Explorer and/or the Microsoft trademarks licensed under Section 9.1 infringe or violate any patent, copyright, trademark, trade secret or other proprietary right of a third party ("Microsoft Claims"), and Microsoft will indemnify and hold Prodigy harmless from and against any costs, damages and fees reasonably incurred by Prodigy, including but not limited to fees of attorneys and other professionals, that are attributable to such Microsoft Claims. Prodigy shall: (i) provide Microsoft reasonably prompt notice in writing of any such Microsoft Claims and permit Microsoft, through counsel mutually acceptable to Prodigy and Microsoft, to answer and defend such Microsoft Claims; and
          (ii) provide Microsoft information, assistance and authority, at Microsoft's expense, to help Microsoft to defend such Microsoft Claims. Microsoft will not be responsible for any settlement made by Prodigy without Microsoft's written permission, which permission will not be unreasonably withheld.

      (b) Microsoft may not settle any Microsoft Claim under this Section 13.2 on Prodigy's behalf without first obtaining Prodigy's written permission, which permission will not be unreasonably withheld. In the event Prodigy and Microsoft agree to settle a Microsoft Claim, Microsoft agrees not to publicize the settlement without first obtaining Prodigy's written permission, which permission will not be unreasonably withheld.

      (c) Microsoft's obligations under this Section 13.2 shall be Prodigy's exclusive remedy for any breach of the warranty made by Microsoft under Section 11.2(b).


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14.   TERMINATION


14.1  Term. This Agreement shall commence upon the Effective Date and continue
      ----
      in full force and effect until the earlier of (i) termination for cause as set forth in Section 14.2, or (ii) expiration of the Term.

14.2  Termination By Either Party For Cause. Either party may suspend
      -------------------------------------
      performance and/or terminate this Agreement immediately upon written notice at any time if:

      (a) The other party is in material breach of any material warranty, term, condition or covenant of this Agreement, other than those contained in Section 10, and fails to cure that breach within sixty
           (60) days after written notice thereof; or

      (b)  The other party is in material breach of Section 10.

14.3  Effect of Termination.
      ---------------------

      (a) Neither party shall be liable to the other for damages of any sort resulting solely from terminating this Agreement in accordance with its terms.

      (b) Prior to the expiration of the Term, should this Agreement be terminated by Microsoft for any reason, Microsoft's license grant under Section 2.1 shall survive the effective date of such termination until the later of (i) six (6) months and (ii) the next full release of Windows 95.

      (c) In the event of termination or expiration of this Agreement for any reason other than Prodigy's material breach of Section 2.2, Prodigy's license rights under Section 2.2 shall, with respect to the then current version of Internet Explorer as of the effective date of termination, survive for a period of six (6) months following the effective date of termination. In the event of termination of this Agreement for Prodigy's material breach of Section 2.2, Prodigy's license rights under Section 2.2 shall survive for a period of sixty
           (60) days from the effective date of termination. Any validly granted licenses to End Users shall survive any termination or expiration of the Agreement.

14.4   Survival. In the event of termination or expiration of this Agreement for
       --------
       any reason, Sections 2.3, 2.4, 7.1, 7.4, 10, 11, 12, 13, 15 and 16 shall survive termination.


15.   LIMITATION OF LIABILITIES

IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY CONSEQUENTIAL, INDIRECT, INCIDENTAL, PUNITIVE, SPECIAL OR OTHER DAMAGES WHATSOEVER, INCLUDING WITHOUT LIMITATION, DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION, AND THE LIKE, ARISING OUT OF THIS AGREEMENT OR THE USE OF OR INABILITY TO USE INTERNET EXPLORER, THE SERVICE CLIENT SOFTWARE OR EITHER PARTY'S CONFIDENTIAL INFORMATION, EVEN IF A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THIS SECTION SHALL HAVE NO APPLICATION TO SECTION 10.


16.   GENERAL PROVISIONS

16.1  Notices. All notices and requests in connection with this Agreement shall
      -------
      be deemed given as of the day they are received either by messenger, delivery service, or in the United States of America mails, postage prepaid, certified or registered, return receipt requested, and addressed as follows:

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                                            Promotion & Distribution Agreement



       To Prodigy:                            To Microsoft:

       Prodigy Services Corporation           Microsoft Corporation
       ----------------------------           ---------------------
       445 Hamilton Avenue                    One Microsoft Way
       White Plains, NY 10601                 Redmond, WA 98052-6399
       Attention: General Counsel             Attention: General Counsel
       Phone: (914)448-8713                   Phone: (206)936-6460
       Fax:   (914)448-8223                   Fax:   (206)703-1360


       Copy to:  Contract Administration      Copy to: Law & Corporate Affairs
       Fax:      (914)448-8571                Fax:     (206)936-7409

or to such other address as a party may designate pursuant to this notice provision.

16.2  Independent Parties. Nothing in this Agreement shall be construed as
      -------------------
      creating an employer-employee relationship, a partnership, or a joint venture between the parties.

16.3  Governing Law. This Agreement shall be governed by the laws of the State
      -------------
      of Washington as though entered into between Washington residents and to be performed entirely within the State of Washington, and Prodigy consents to jurisdiction and venue in the state and federal courts sitting in the State of Washington.

16.4  Attorneys' Fees. In any action or suit to enforce any right or remedy
      ---------------
      under this Agreement or to interpret any provision of this Agreement, the prevailing party shall be entitled to recover its costs, including reasonable attorneys' fees.

16.5  Assignment. This Agreement shall be binding upon and inure to the benefit
      ----------
      of each party's respective successors and lawful assigns; provided, however, that neither party may assign this Agreement, in whole or in part, without the prior written approval of the other party, which approval shall not be unreasonably withheld or delayed.

16.6  Construction. If for any reason a court of competent jurisdiction finds
      ------------
      any provision of this Agreement, or portion thereof, to be unenforceable, that provision of the Agreement will be enforced to the maximum extent permissible so as to effect the intent of the parties, and the remainder of this Agreement will continue in full force and effect. Failure by either party to enforce any provision of this Agreement will not be deemed a waiver of future enforcement of that or any other provision This Agreement has been negotiated by the parties and their respective counsel and will be interpreted fairly in accordance with its terms and without any strict construction in favor of or against either party.

16.7  Entire Agreement. This Agreement does not constitute an offer by Microsoft
      ----------------
      and it shall not be effective until signed by both parties. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and merges all prior and contemporaneous communications. It shall not be modified except by a written agreement dated subsequent to the date of this Agreement and signed on behalf of Prodigy and Microsoft by their respective duly authorized representatives.








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IN WITNESS WHEREOF, the parties have entered into this Agreement as of the
Effective Date written above.


MICROSOFT CORPORATION                  PRODIGY SERVICES CORPORATION



[SIGNATURE UNKNOWN]                    /s/ Paul W. DeLacey
------------------------------         ------------------------------
By (Sign)                              By (Sign)


Cameron [UNKNOWN]                      Paul W. DeLacey
------------------------------         ------------------------------
Name (Print)                           Name (Print)


VP Public Network Sales                President & CEO
------------------------------         ------------------------------
Title                                  Title


10/7/96                                9/18/96
------------------------------         ------------------------------
Date                                   Date


                                       [STAMP OF PRODIGY LEGAL APPEARS HERE]



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                                    EXHIBIT A


                        FLAGSHIP CLIENT ICON DESCRIPTION;
                         DESKTOP FOLDER; PROGRAM FOLDER


Service Client Icon:

            [picture-to be provided by Prodigy]


Desktop Folder:

1. The Desktop Folder will be inserted on the Windows 95 Desktop at the following location:

             [picture-to be provided by Microsoft]

2. Should Microsoft move the MSN Client Icon from the desktop, Microsoft may remove the Desktop Folder to the same location.

3. Within the Desktop Folder, the Service Client Icon will be presented in icon view upon setup.

4. Microsoft shall ensure that all client icons in the Desktop Folder are presented in the standard manner that icons are presented in a Windows 95 folder. No third party online service icon will be in a better position than the Prodigy Client Icon in the Desktop Folder.


Program Folder:

            [picture-to be provided by Microsoft]






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                                   EXHIBIT B

                                DESCRIPTION OF
                         INTERNET EXPLORER VERSION 3.0




I.    Internet Explorer version 3.0 Features
--------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Win95      Win16      Macintosh     Feature
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Yes        Yes        Yes           All Internet Explorer 2.0 Features
--------------------------------------------------------------------------------------------------------------------
Yes        Yes        Yes           HTML Frames
--------------------------------------------------------------------------------------------------------------------
Yes        Yes        10/96 beta    HTML CSS Stylesheets
--------------------------------------------------------------------------------------------------------------------
Yes        Yes        10/96 beta    Visual Basic Script
--------------------------------------------------------------------------------------------------------------------
Yes        Yes        10/96 beta    JavaScript
--------------------------------------------------------------------------------------------------------------------
Yes        12/96      12/96         Java
--------------------------------------------------------------------------------------------------------------------
Yes        Yes        Yes           Netscape Plug-Ins
--------------------------------------------------------------------------------------------------------------------
Yes        Yes        Yes           Server Push
--------------------------------------------------------------------------------------------------------------------
Yes        Yes        Yes           GIF Animations
--------------------------------------------------------------------------------------------------------------------
Yes        Yes        beta          HTTP extensions (read-range, file upload, PCT)
--------------------------------------------------------------------------------------------------------------------
Yes        Yes        10/96 beta    "Intrinsic" Controls -- top "Active X Controls" requested by
                                        ISV's: video, audio, 3-state buttons, tooltips, pop-up menus, and scrolling text.
--------------------------------------------------------------------------------------------------------------------
Yes        Maybe      Maybe         Active X(TM) Control hosting in HTML
--------------------------------------------------------------------------------------------------------------------
Yes        Maybe      Maybe         Automatic Code Download & Signing
--------------------------------------------------------------------------------------------------------------------
Yes        No         No            Document Object hosting (not available on Win16/Mac platforms)
--------------------------------------------------------------------------------------------------------------------




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                                    EXHIBIT C

                      SETUP AND INSTALLATION SPECIFICATIONS
                      -------------------------------------


            Integrating Online Services Clients into Windows 95 Setup

                               Contact: John Gray
                           Windows 95 Program Manager
                             johngray@microsoft.com
                                  206-936-2565

                                Revised: 7/16/96


In order to integrate third party online service client software into Windows 95 setup for preinstalled machines, the Client vendor will should provide setup files that meet the following requirements.

Files needed by Windows 95 Setup
Due to limitations on the number of files that Windows 95 can currently copy, we need the online service to provide a limited number of files that will be copied to the destination hard disk during setup. Here are the optional install techniques:
    . Setup "shim" file (xxxSetup.exe) (small) and Kit file (xxxKit.exe) (large)
      - The icon in the OLS folders point to the setup shim file (described below). The kit file is a single, large, compressed, self extracting archive with all of the individual client software files included. The primary purpose of the shim file is to execute the xxxKit.exe file if found and provide alternate behavior if not. It can also handle worldwide distribution issues, and other pre-setup housekeeping chores. The shim setup file will be included inside the ".cab" files for all installations, the Kit files will be located outside of the cab files for CD and pre-installation purposes.
      (This is the preferred installation technique for client software deliverables.)
    . Monolithic self installing exe (xxxSetup.exe) - This is the equivalent of a single exe file that is downloaded from the Internet to install an application. The icon just executes the xxxsetup file. The primary drawback of this technique is lack of error handling for floppy disk SKUs and other cases where the monolithic setup file is not present. The monolithic exe file will not be present inside the .cab files.
    . Inet Config Wiz signup server files (ISP, .HTM, INS, .ICO) - Online
      Providers using the Internet Configuration Wizard to access a dedicated signup server just need to provide these small ascii text and icon files. Because these are very small, all of them can be located inside the .cab files.

Target Location
All client software files will be installed to the c:\Program Files\Online Services\xxxx folder, where xxxx should be chosen by the online client vendor to reasonably identify their product. The short file names for this folder during setup will be c:\progra-1\online-1\xxxx. Shortcuts to these files will be placed in the "Online Services" folder on the desktop and on the Start/Programs menu by Windows 95 setup according to vendor requirements.
    . Note: Vendor should specify in writing the title of the icons in these two folders when providing binary file drops.






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Single EXE Setup
The simplest method to implement an add-on online service client with Windows 95 is to create a single self extracting, setup EXE that can be put in the Windows 95 cab files directory that contains all the individual client files. This exe file will do the bulk of the client file copying and setup.

Setup "Shim" Program The preferred setup technique is to create a small "xxxsetup" program launched by the icon in the Online Services folders that will do the following steps:
     1. Optional: Query the Locale API or the user to determine if they reside in a country that has local access for your client software. If not, provide alternative information and exit.
     2. Required: Look for the Single EXE "kit" setup program described above, in the c:\Program Files\Online Services\xxx folder and execute it (possibly with appropriate command line switches)
     3. Optional: If not found, look for the single EXE "kit" file in the "c:\windows\options\cabs" directory. This is used for preinstallation and may contain a copy of your file.
     4. Optional: If not found, look for the single EXE "kit" file on the Windows 95 CD (or on a network sharepoint) in the Windows 95 Setup directory. The setup directory can be found in
         the                following               registry               key:
         (HKEY_LOCAL_MACHINE\SOFTWARE\Microsoft\Windows\CurrentVersion\SETUP\
         SourcePath) This may involve prompting the user to insert the CD. Allow the user to cancel if they do not have a CD product or can not find their CD. This is an important step to work properly with compact and/or portable installs.
     5. Required: If still not found, present the user with a dialog box indicating that the client software is unavailable, and alternate courses of action (e.g. 800 number, www web site, etc.)
The Setup Shim program may also create, rename and delete icons, including the "setup" icon that called it, upon successful completion. It can also do any other limited housekeeping or pre-setup configuration work before or after any of the above steps.

Client Software Requirements
 . The client software must NOT prompt the user for a certificate, ID or other means of tracking marketing information (other than the login userid and password for existing accounts.) If you want to collect information on specific OEMs, please use the OEMINFO file in the \windows\system directory. There is no easy or reliable way to distribute these certificate numbers to OEMs end-users. If an end user does not have a certificate, they will not sign up for your service. See additional information below about using OEMINFO file.
 .  The Client software should (if not already done), eliminate the "setup" icon from the two online services folders.
 .  The Client software should install it's own "client" icons ONLY in the two
   Online Services folders. It should not automatically put additional copies of it's own icon on the start menu, on the start/programs menu (or submenus), or directly on the desktop. It can offer any/all of these additional locations during setup, but the default should be to not create these supplemental icons. This provides a consistent end-user experience.
 .  Client software binaries should be installed to c:\Program Files\Online
   Services\XXX, where xxx is based on your client software brand name.
 . Client software should not add or remove any system files, except using standard APIs for this purpose. Specifically, no Windows 95 system files should be included in the client software deliverables. When integrating with a Windows 95 release, you should not need to update or replace any system files.
 . Client software setup program should delete the large monolithic exe or kit file at the successful conclusion of setup, to save hard disk space.





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Support Information
 .   During setup and/or configuration, your client software should indicate that all software support for the client software is provided by your company, and not by Microsoft or the PC manufacturer that supplied your system.
 .   Help buttons and icons should also clearly indicate that you provide the technical support, and how to contact you. This includes any "Help About" dialog boxes.

Worldwide English Configuration
When your icon/setup program is first run, you will typically ask the user some configuration questions. The first or second one should be what country they are in. If you don't have a Point of Presence (telephone number) there, you should inform the customer and exit gracefully. Microsoft only has one version of English CD, it gets used worldwide. That means US, Canada, UK, Australia, New Zealand, India, etc. In addition, the English version of the product is usually for sale in other countries where there is a localized version available. You might want to look up the Locale APIs in Win95, they might help out here.

Setup Types
There are four setup types:
      . Typical - your monolithic exe will be copied to the hard disk unless specified otherwise in the contract.
      . Compact - minimal hard disk space usage, your exe/kit file will NOT be copied to the hard disk. If a setup shim exists, it will be copied.
      . Portable - same as compact with some portable-specific utilities. Large exe/kit files will NOT be copied to the hard disk. If a setup shim exists, it will be copied.
      . Custom - Same as Typical. Custom may offer a checkbox, it will be pre-checked but can be cleared by the customer, in which case Large exe/kit files will NOT be copied to the hard disk. If a setup shim exists, it will be copied.

SKUs
There are four basic OEM products:
      .   End User "OEM Full CD" - this is the same as the retail end-user
          CD, except it will deny upgrading over a Windows 3.1 system. There are several minor variants to the OEM Full CD but the differences do not affect the Online Services Clients. These are provided to end users when they buy a new system. They are also known as "backup media" because all new PCs come with Windows 95 preinstalled, these are the backups.
      . End User "OEM DMF" Floppy Disks - these are a subset of the end user CD, they contain less files, typically larger, optional components such as sound schemes are not present. These are also provided to end users, as backup media. Very few OEMs actually use this product, however.
      . MSCSD "Diskettes on the hard disk" disks - the OEM ships the contents of the floppy disks on the hard disk. It is then up to the end user to use the Microsoft Create System Diskettes tool to make their own backup media. Because of the sheer number of floppy disks, and time involved many users choose not to make their backup media. The collateral material for this SKU includes preprinted diskette labels for the end user.
      . OEM Preinstall ToolKit (OPK) - This is a special CD provided only to OEMs, which contains specialized tools and instructions for an OEM to integrate Windows 95 preinstalled into a variety of manufacturing environments. It is used in conjunction with one of the end-user backup media options above. It contains the full contents of the OEM Full CD version of Windows 95, including all Online Services Clients files.

The first two OEM products above are supplied to Authorized Replicators and Delivery Service Partners, along with manuals and collateral materials. The Ars and DSPs then manufacture and sell bulk shrink-wrap prepackaged OEM products to the OEMs.



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RunOnce Preinstallation Options

This section describes optional implementation practices that can improve the user experience using your client software. However, the implications of these options must be clearly understood, including the various OEM manufacturing scenarios, before implementing these features.

It is possible to do some of the file uncompression, copying and configuration at the factory or before the user takes specific action by clicking on an Icon. This step will occur during the "RunOnce" phase of setup. This is when the grey panel on the left side of the screen has a checklist of steps it is performing, including items like "Configuring MS-DOS programs, Setting up Time Zone, Configuring Windows Messaging, Setting up Help, etc." To do this, you need to have either the setup shim exe or the monolithic setup exe meet meet the following requirements:

      . No UI - no progress bars, no blue backgrounds, no questions, no stops for any reason, totally silent, all defaults assumed. A command line switch is acceptable to invoke this option.

      . Must be able to be run during "1st Boot - RunOnce". This means that some system services and hardware may not be fully configured, including Dial Up Networking. It should be able to find it's files either in the single file on the hard disk or in a directory on the CD. You can look in HKEY_LOCAL_MACHINE\SOFTWARE\Microsoft\Windows\ CurrentVersion\SETUP\SourcePath to find the setup UNC or Drive Letter/directory. (Should your runonce setup not find your files, it should fail gracefully & silently). Note that you should handle either UNC path names or drive/directory path names.

      . For Minimal Install, we will not call your app, instead it will be called when the user clicks on your Icons in the online folder. At this point, your usual UI can run, and ask the user any questions.

You can find some general information on OEM Preinstalling at:

           http://www.microsoft.com/win32dev/guideIns/preinstl.htm.
This document is designed for apps that the OEM will merge in their factory, in our case we're doing it on the CD but the information can still be valuable to you. Runonce has similar requirements to the non-hardware file copy section.

OEMINFO.INI Info

OEMs are required by the preinstallation toolkit to create a simple ASCII text INI file in the c:\windows\system directory named OEMINFO.INI. This file will always contain a section:

    [general]
    manufacturer=Acme PC Manufacturing

where the manufacturer name is a string entered by the PC manufacturer. It also can contain additional sections added by the OEM. The manufacturer name is displayed when you view the System control panel (properties of "My Computer").

This file will only be present on preinstalled machines, it will not be present on systems that have had the disk formatted and reinstalled from the backup media. If you want to add additional certificate info for your client to upload, you can add a section name yourself, with several lines of defined text (you would replace XXX with a unique identifier based on your client software name):

    [XXX]

    variable 1=whatever you want

    variable 2=whatever you want also

You should properly handle error conditions in the event this file does not exist, or your private section is not present. At no time should you prompt the end user for certificate information.






                      Confidential & Proprietary                  Page 20 of 23

                                           Prodigy/Microsoft Internet Explorer
                                            Promotion & Distribution Agreement



                                    EXHIBIT D

                  MAINTENANCE PROBLEM SEVERITY AND RESOLUTIONS



 How Microsoft Responds to Problem Reports from Prodigy
 ------------------------------------------------------

 Intent: Microsoft will collect problem reports from Prodigy in a timely fashion, rank each problem report according to severity of the problem and the potential number of Prodigy customers impacted, assign a priority to the problem report, and provide a fixed binary or workaround in an suitable amount of time.

 When Prodigy encounters a problem, Prodigy will submit a problem report via e-mail to _______________ which includes the following information:

===============================================================================
 field            description
===============================================================================
 title            Maximum 60 character long summary of the problem
-------------------------------------------------------------------------------
 severity         1:  Crashing, causes data loss, breaks major functionality, or other severe problem.
                  2:  Annoying, contributes to overall instability in this area, crashes in obscure cases, breaks minor functionality.
                  3:  Minor, doesn't impair functionality, may affect "fit and finish"
                  4:  Trivial, a feature request, a good case for postponement
                      (to the next release)
-------------------------------------------------------------------------------
 problem          Detailed description of problem, in following format:

                  1.  Steps to reproduce problem (down to the keystroke,
                       typically)
                  2.  Expected behavior (what you thought should have happened)
                  3.  Observed behavior (what happened instead, which you did not like)
                  4.  Suggested fix (if appropriate, and does not duplicate
                      expected behavior)
-------------------------------------------------------------------------------
 hardware         Description of hardware system that problem occurs on (CPU &
                      speed, video card, modem vs. LAN connection, amount of RAM, manufacturer, etc.)
-------------------------------------------------------------------------------
 software         Description of software system (operating system and version, any special drivers, what other software was active in the system at the time of the problem, versions of all software in use, etc.)
-------------------------------------------------------------------------------
 version          Exact version number of software with problem.
-------------------------------------------------------------------------------
 contact          Person who originally found the problem. Please include full name, timezone, e-mail address, and phone numbers (daytime and evening), so that developer can follow up if necessary to get additional details.
-------------------------------------------------------------------------------


Microsoft will respond as follows to each problem report, based on the Severity.
       Note that, as Microsoft nears a product ship deadline, the criteria for a "showstopper" problem (must fix before ship) get harder and harder to meet. Microsoft also reserves the right to reclassify the Severity of a problem report from Prodigy if it does not meet, in Microsoft's professional judgment, the Severity classification described above.

===============================================================================
Severity     Response
===============================================================================
 1           Reply to Prodigy within one (1) business day with an estimate for when a fix will be available. Make best effort to supply fix within three (3) business days.
-------------------------------------------------------------------------------
 2           Reply to Prodigy  within three (3) business days with an estimate for when (or if) a fix will be available. If Microsoft decides to fix problem, it will make best effort to supply fix within three (3) business days but no later than the next release.
-------------------------------------------------------------------------------
 3           Reply to Prodigy within ten (10) business days with an estimate for when (or if) a fix will be available. If Microsoft decides to fix problem, it will make best effort to supply fix within twenty (20) business days.
-------------------------------------------------------------------------------

                      Confidential & Proprietary                  Page 21 of 23

                                             Prodigy/Microsoft Internet Explorer
                                              Promotion & Distribution Agreement



 4           Microsoft will acknowledge receipt of problem report, and keep
                 Prodigy informed about what build/version of Microsoft software (if any) will have the fix. Microsoft is under no obligation to fix this problem, however.
-------------------------------------------------------------------------------


How Prodigy Responds to Problem Reports from Microsoft
------------------------------------------------------
Intent: Prodigy will collect problem reports from Microsoft in a timely fashion, rank each problem report according to severity of the problem and the potential number of Microsoft customers impacted. assign a priority to the problem report, and provide a fixed binary or workaround in an suitable amount of time.

When Microsoft encounters a problem, Microsoft will submit a problem report via e-mail to _______________ which includes the following information:

================================================================================
 field       description
================================================================================
 title          Maximum 60 character long summary of the problem
--------------------------------------------------------------------------------
 severity       1: Crashing, causes data loss, breaks major functionality, or other severe problem.
                2: Annoying, contributes to overall instability in this area, crashes in obscure cases, breaks minor functionality.
                3: Minor, doesn't impair functionality, may affect "fit and finish"
                4: Trivial, a feature request, a good case for postponement (to the next release)
--------------------------------------------------------------------------------
problem         Detailed description of problem, in following format:

                1.  Steps to reproduce problem (down to the keystroke,
                     typically)
                2.  Expected behavior (what you thought should have happened)
                3.  Observed behavior (what happened instead, which you did not like)
                4.  Suggested fix (if appropriate, and does not duplicate
                     expected behavior)
--------------------------------------------------------------------------------
hardware        Description of hardware system that problem occurs on (CPU &
                    speed, video card, modem vs. LAN connection, amount of RAM, manufacturer, etc.)
--------------------------------------------------------------------------------
software        Description of software system (operating system and version, any special drivers, what other software was active in the system at the time of the problem, versions of all software in use, etc.)
--------------------------------------------------------------------------------
 version        Exact version number of software with problem.
--------------------------------------------------------------------------------
 contact        Person who originally found the problem. Please include full name, timezone, e-mail address, and phone numbers (daytime and evening), so that developer can follow up if necessary to get additional details.
--------------------------------------------------------------------------------


 Prodigy will respond as follows to each problem report, based on the Severity.
      Note that, as Prodigy nears a product ship deadline, the criteria for a "showstopper" problem (must fix before ship) get harder and harder to meet. Prodigy also reserves the right to reclassify the Severity of a problem report from Microsoft if it does not meet, in Prodigy's professional judgment, the Severity classification described above.

===============================================================================
 Severity Response
===============================================================================
 l        Reply to Microsoft within one (1) business day with an estimate for when a fix will be available. Make best effort to supply fix within three (3) business days.
--------------------------------------------------------------------------------
 2        Reply to Microsoft within three (3) business days with an estimate for when (or if) a fix will be available. If Prodigy decides to fix problem, it will make best effort to supply fix within three (3) business days but no later than the next release.
--------------------------------------------------------------------------------
 3        Reply to Microsoft within ten (10) business days with an estimate for when (or if) a fix will be available. If Prodigy decides to fix problem, it will make best effort to supply fix
--------------------------------------------------------------------------------

                          Confidential & Proprietary              Page 22 of 23

                                         Prodigy/Microsoft Internet Explorer
                                          Promotion & Distribution Agreement



               within twenty (20) business days.
--------------------------------------------------------------------------------
 4        Prodigy will acknowledge receipt of problem report, and keep
               Microsoft informed about what build/version of Prodigy software (if any) will have the fix. Prodigy is under no obligation to fix this problem, however.
--------------------------------------------------------------------------------





                        Confidential & Proprietary                Page 23 of 23

                                                             Con't of # 6249 - 1


                             AMENDMENT No. l TO THE
                  PROMOTION & DISTRIBUTION AGREEMENT BETWEEN
             PRODIGY SERVICES CORPORATION AND MICROSOFT CORPORATION

This Amendment is made and entered into by and between MICROSOFT CORPORATION ("Microsoft") and PRODIGY SERVICES CORPORATION ("COMPANY") as of Sept. 29, 1997.


                                    RECITALS

The parties have entered into that certain Promotion & Distribution Agreement, dated September 18, 1996 (the "Agreement"); and

The parties desire to provide for the amendment of the Agreement to include additional customization features and other terms as described herein;

The parties hereby agree to amend the Agreement as follows:


                                    AMENDMENT

1. Defined terms in this Amendment shall have the same meaning as set forth in the Agreement, except as otherwise provided in this Amendment. The following definitions are either replaced or added to the Agreement:

     "Active Desktop" means the Channel Client feature of Microsoft's Internet Explorer version 4.0 software which supports "webcast," "push" or "broadcasts" of Content via the World Wide Web (the "Web").

     "Channel Client" means software that enables an End User to select and receive Channels in one or more display and/or audio elements, including software that is: (i) an interactive application (such as a Web browser) that displays and/or plays Content within an application (or similar) window or directly upon a operating system desktop; and/or (ii) an animated and network-interactive screen saver application.

     "Additional Company Channel Icon" means an icon or button which has an identifying logo and/or trademark and an integrated pointer/URL which may be pre-configured in the Internet Explorer user interface such that an end user, upon first starting up or using Internet Explorer, will (if already connected to the Web) be able to link to an associated Channel which contains Company Content which: (a) an end user must pay a fee to Company for access, and (b) is not available over the open Internet, or must be protected behind a firewall such that a password or other authentication by an end user is required for access.

     "Channel Icon" means an icon or button which has an identifying logo and/or trademark and an integrated pointer/URL which may be pre-configured in the Internet Explorer user interface such that an end user, upon first starting up or using Internet Explorer, will (if already connected to the Web) be able to link to an associated Channel.

     "Channel" means an aggregation of Content and advertising (if any) that is displayed or played, or available to be selected by an end user for display and/or play, by means of a Channel Client, and which may be further divided into sub-Channels.


                                                                    Page l of 6

                                                  1E4 Referral Server Amendment



     "Content" means data, text, audio, video, graphics, photographs, artwork and other technology and materials provided for use on Channels or Web sites.

     "IEAK" means a collection of tools which enable an Internet Explorer and Outlook Express licensee to perform limited customizations to Internet Explorer and Outlook Express, such customizations being made in accordance with the instructions in the IEAK, the provisions in Section
     2.10 (collectively, the "Instructions"), and including any updates to the IEAK which may be provided by Microsoft to Company under this Agreement.

     "Platforms" means Windows 3.x (including Windows for Workgroups 3.x), Windows 95, Windows 98, Windows NT, Apple Macintosh, and UNIX.


2. In addition to the rights described in Section 2.2, Microsoft hereby grants Company the following:

(a)  IEAK. Microsoft grants to Company a nonexclusive, limited worldwide,
     ----
     royalty-free license to customize Internet Explorer version 4.0 and Outlook Express version 4.x using the IEAK in accordance with the Instructions. Company acknowledges and agrees that its use of the IEAK to customize Internet Explorer version 4.0 and Outlook Express version 4.x requires the rightful receipt from Microsoft of the License Key allocated to Company. Company agrees that it shall only use the IEAK in accordance with the Instructions. In the event the capabilities and/or instructions of the IEAK are in conflict, either by providing more or fewer capabilities than the customization rights granted in Sections 2(b) of this Amendment, the customization rights granted in Section 2(b) of this Amendment shall have precedence.

(b)  Permitted Customizations.
     ------------------------

     (a) Channel Customization. For versions 4.0 of Internet Explorer which support Channels, Company may use the applicable IEAK to perform the any or all of the following additional customizations with respect to Channels (as further illustrated in Attachment A-l)

                (i) Add a single Company Channel Icon to the topmost navigation level of the Internet Explorer Channel bar in the position below the Microsoft Channel Guide Icon. Said Icon may link either to Company or third party Channel available through Internet Explorer, provided that any trade names, trademarks, logos or brands displayed on the Channel Icon added by Company shall be limited to Company's mark or Company's Internet Product marks. Company may add multiple "sub-channels" grouped underneath (at the second navigation level) the Company Channel Icon on the Internet Explorer Active Desktop channel bar, where each such sub-channel may be linked to Company or third-party Content accessible through Internet Explorer, and where each such sub-channel may use any branding selected by Company.

                (ii) Add multiple Additional Company Channel Icons to the
                     topmost navigation level of the Internet Explorer Active Desktop Channel bar in the position below the Company Channel Icon, where each such Additional Company Channel must be linked to Company Content which: (a) an end user must pay a fee to Company for access; and (b) is not available over the open Internet, or must be protected behind a firewall such that a password or other authentication by an end user is required for access. Company may add multiple "sub-channels" grouped underneath (at the second navigation level) the Additional Company Channel Icon(s) on the Internet Explorer Active Desktop channel bar.

                                                   IE4 Referral Server Amendment



In the case where sub-channels are grouped underneath a Company Channel Icon or an Additional Company Channel Icon, the Company Channel is the only Channel which is individually recognized by IE; the sub-channels do not operate as separate Channels by themselves (and cannot be subscribed separately using the IE4 UI).

          (iii) Configure the Company Channel added by Company to be "subscribed" by default, such that Company Channel Content and schedule information downloads to the end user's computer system hard disk automatically when the end user connects to the Internet and selects the "update" option.

          (iv) Delete from the Internet Explorer Active Desktop Channel bar any pre-configured Channel Icons that are developed or distributed by companies which compete directly with Company, where such deleted Channels are to include only: (i) preconfigured Channels from other Internet access providers,
                 (ii) pre-configured Channels which are produced by, or exclusively distributed by, direct competitors of Company, or company authored content. Company may not delete a preconfigured Channel Icon that offers Content which is not directly competitive with Company or Company's Content but that may nonetheless compete for the end users' attention or interest with Content offered by Company.

(b) Selection of Pre-Configured Channels. For versions 4.0 of Internet Explorer which support Channels, Company shall use the IEAK to select the pre-configured Channels for the specific territory for which each and every Company-customized version of IE is targeted for distribution. For example, if Company customizes separate versions of IE for distribution into territories A and B, Company shall use the IEAK to select the pre-configured default Channels for territory A for the version of IE Company creates for territory A, and shall use the IEAK to select the pre-configured default Channels for territory B for the version of IE Company creates for territory B. For the purposes of this paragraph, "territory" shall mean a language/country combination, such as German/Switzerland or French/Canada.

(c) Internet Explorer Features. For any Channel added by Company pursuant to Section (a) above, Company agrees to use reasonable commercial efforts to develop and maintain said Channel such that it demonstrates the advanced features of Internet Explorer (including Dynamic HTML, etc.) and meets end user expectations of performance and frequency of update such that Company's Channel compares favorably, in Company's reasonable judgment, to Channels offered by other companies in Company's line of business.

(d) Use of Standard Redistribution Key. For version 4.0 of Internet Explorer, Company may use the applicable IEAK and the IEAK Customization Wizard with the "Standard Redistribution" key capabilities of the Wizard to perform any or all of the following customizations:

          A.   DISTRIBUTION PACKAGES

          A.l Non-customized Distribution. If Company chooses not to customize its installations for the Licensed Software, then any distribution by Company must include the "Full" installation option offered in the IEAK. In addition, Company may also include the "Standard" and/or "Minimal" installation options as described in the Instructions. Company may not exclude any Licensed Software component from an installation.

                                                   IE4 Referral Server Amendment



          A.2 Customized Distribution. If Company does choose to customize its installations of the Licensed Software (i) any distribution by Company must include either the "Full" or "Standard" installation and (ii) Company may add its own components and options to such installation; provided, however, in no event may Company remove any components of the Licensed Software from such installation.

          B.     ACTIVE SETUP CUSTOMIZATION

          B.1 Customize title bar and bitmap that appear in Active Setup installation application.

          B.2 Add or customize sites from which Active Setup files are downloaded.


          C.     INTERNET EXPLORER AND OUTLOOK EXPRESS CUSTOMIZATION

          C.1 Customize Browser title bar (says "Microsoft Internet Explorer" by default) only to add "provided by Company at the end of the title.

          C.2 Customize tool bar background bit map (watermark) that is used when not in high color mode.

          C.3    Change default search page (default is
                 home.microsoft.com/access/allinone.asp).

          C.4    Change default start page (default is home.microsoft.com).

          C.5 Change help "online support" page (defaults to point to microsoft.com).

          C.6    Add pre-configured "favorites" entries (default is none).

          C.7 Change Favorites hierarchy (with exception of "special folders" like "Channels")

          C.8 Rename and/or customize Links (Todays' Links, Best of the Web, Todays News, etc.)

          C.9 Disable and/or customize first time boot welcome page (after installation).

          C.10 Add customized web pages to support web view functionality in standard system folders (such as My Computer, Control Panel) and/or import other folders which will have web view capabilities as well (up to 10 total).

          C.11   Append custom ID to end of generic IE4 user agent string.

          C.12   Customize OE info pane.

          C.13 Customize both the static and animated logos in Internet Explorer and Outlook Express.

                                                   IE4 Referral Server Amendment


          D.     ISP CUSTOMIZATION

          D.1 Import Profile created by separately purchased Internet Connection Manager Administration Kit.

          D.2    Change bitmap in Connection Manager dialog.

          D.3    Pre-set the Proxy Server address.

          D.4 Chose signup method (Internet Signup Server or Serverless Local) and customize required connection information.

          D.5    For Outlook Express, set:

          .      Incoming and outgoing mail servers

          .      News server

          .      Add custom LDAP servers

          D.6    Add custom ILS server for NetMeeting if applicable.

3. Microsoft shall deliver the IEAK to Company in sufficient time to enable Company to meet its obligations under that certain Launch Agreement being executed by the parties on or about the same time as this Amendment. If the IEAK should provide fewer capabilities than the customization rights granted in Sections 2(b) of this Amendment, then Microsoft shall provide Company with an IEAK with capabilities that are consistent with the customization rights granted in Sections 2(b)."

4. This Amendment shall amend, modify and supersede to the extent of any inconsistencies, the provisions of the Agreement. Except as expressly amended by this Amendment, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment to the Agreement as of the date set forth above. All signed copies of this Amendment to the Agreement shall be deemed originals. This Amendment does not constitute an offer by Microsoft. This Amendment shall be effective upon execution on behalf of Company and Microsoft by their duly authorized representatives.

--------------------------------------------------------------------------------
Microsoft Corporation              Company
--------------------------------------------------------------------------------

By: /s/ Yusuf Mehdi                By: Chip Austin
--------------------------------------------------------------------------------

Name(print): Yusuf Mehdi           Name (print): /s/ Chip Austin
--------------------------------------------------------------------------------

Title: Director of Marketing       Title: SVP, SALES
--------------------------------------------------------------------------------

Date: 10/22/97                     Date: 9/26/97
--------------------------------------------------------------------------------

                                  [SEAL APPEARS HERE]

Prodigy Amendment No l to the Promotion Distribution 092397
Microsoft Confidential                                           Page 5 of 6

                                                   IE4 Referral Server Amendment

                                 Attachment A-1
      Illustration of Channel Bar Navigation Hierarchy & Channel Placement

1. Channel Bar Topmost Navigation Level (visible on Active Desktop) sample configuration:

  ---------------
   Channel Guide

  ---------------
   Company
   Channel

  ---------------
   Additional
   Company
   Channel(s)

  ---------------

   MSN
  ---------------
   MSNBC

  ---------------
   Disney

  ---------------
   PointCast

  ---------------
   (others)

  ---------------

The Channel Guide always occupies the first position (at the top of the Channel
Bar). Company Channel may be inserted in the second position (thereby shifting other Channels down one position). The Company Channel Icon is visible by default when Active Desktop is first installed. With the exception of adding the Company Channel, and except as otherwise provided in Section 2(b)(a)(ii) and
Section 2(b)(a)(iv), all pre-configured Channels must remain on the Channel Bar in the order shipped in the IEAK for each target territory (or country/language combination). End users are able to add, rearrange, and/or delete any Channels they wish after installing IE.

2. Channel Bar "sub-Channels" may be configured "under" a topmost level Category such that when a topmost level Category is clicked, the sub-Channel(s) are displayed. Sub-Channels are not visible until the Category containing them is clicked.


                                                                     Page 6 of 6